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                                                                    Exhibit 99.1

In connection with the quarterly report of Tri-State 1/st/ Banc, Inc. on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof we, Charles B. Lang, President and Chief Executive Officer, and Kevin Anglemyer, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that:

(1) The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.


                                      Tri-State 1st Banc, Inc.
                                      (Registrant)


Date:                               By:  /s/ Charles B. Lang
                                       ----------------------------------
November 1, 2002                          Charles B. Lang
                                          President and Chief Executive
                                          Officer

In connection with the quarterly report of Tri-State 1/st/ Banc, Inc. on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof we, Charles B. Lang, President and Chief Executive Officer, and Kevin Anglemyer, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that:

(1) The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.


Date:                                By: /s/ Kevin Anglemyer
                                        ---------------------------------
November 1, 2002                          Kevin Anglemyer
                                          Chief Financial Officer